UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2011

MedQuist Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35069	98-0676666

(State or other jurisdiction of	(Commission File Number)	(IRS Employer I.D. No.)
incorporation or organization)

9009 Carothers Parkway
Franklin, Tennessee		37067

(Address of principal executive offices)		(Zip Code)
(866) 295-4600
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2011 (the “Initial Form 8-K”), on August 18, 2011 (the "Closing Date"), MedQuist Holdings Inc. (the “Company”) completed the acquisition of Multimodal Technologies, Inc., a Pennsylvania corporation (“Multimodal”) through a series of mergers between Multimodal and direct wholly-owned subsidiaries of the Company (the “Merger”). As a result of the Merger, Multimodal became a direct wholly-owned subsidiary of the Company. On the Closing Date, the Company paid an aggregate of approximately $49.0 million in cash to Multimodal's shareholders, optionholders and other third parties and issued an aggregate of 4,134,896 shares of the Company's common stock to Multimodal's shareholders who are “accredited investors” within the meaning of Regulation D promulgated under the Securities Act of 1933. The Company is also obligated to pay up to approximately $28.8 million of additional cash consideration in three installments of approximately $16.3 million, $4.8 million and $7.7 million, respectively, following the first, second and third anniversaries of the Closing Date.

This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the historical financial statements of Multimodal and the pro forma financial information relating to the Company's acquisition of Multimodal. Such information should be read in conjunction with the Initial Form 8-K.

Section 9--- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Multimodal Technologies Inc. for the twelve months ended December 31, 2010 and 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited financial statements of Multimodal Technologies Inc. for the six months ended June 30, 2011 and June 30, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information of the Company

The unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2011 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
23.1	Consent of Grossman Yanak & Ford LLP, Independent Accountant for MultiModal
99.1	Audited financial statements of MultiModal Technologies, Inc. as of and for the years ended December 31, 2010 and 2009
99.2	Unaudited financial statements of MultiModal Technologies, Inc. as of and for the six months ended June 30, 2011 and 2010
99.3
Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2011 and the related pro forma condensed combined statements of operations of the Company for the year ended December 31, 2010 and the six months ended June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Holdings Inc.

By:    /s/ Mark R. Sullivan

Name:	Mark R. Sullivan

Title:	General Counsel & Chief Compliance Officer

Date: November 1, 2011